UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2020 (November 27, 2020)

Cuentas Inc.

(Exact name of registrant as specified in its charter)

Florida	333-148987	20-3537265
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

19 W. Flagler St, Suite 902, Miami, Florida 33130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 611-3622

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Item 1.01 Entry into a Material Definitive Agreement.

On November 27, 2020 Cuentas, Inc. (“CUENTAS”) signed an exclusive 5 year BILL PAYMENT PROCESSING AND PREPAYMENT OF ACCOUNTS AGENCY AGREEMENT with Corporación en Investigación Tecnológica e Informática, S.A.P.I. de C.V. (CITI-SAPI or “Master Agent”), a Mexican corporation dedicated to developing software including Bill Pay services in Mexico (“Services”).

CITI-SAPI has all the authorizations, consents, approvals, licenses, filings or registrations with, any governmental agency or authority, or approval or consent of any other person, required for to carry-out its business as currently conducted and carry out the Services within the Mexican territory.

CITI-SAPI has on its transactional Platform a payment network connected with more than [65] services to terminate bill pay and prepayment accounts transactions to commercial service providers (such as groceries, pharmacy, utilities), telecom operators (such as Mobile, Landline, internet and TV), government operators (such as taxes, duties) and others in Mexico (“Commercial Recipient(s)”) and has contracted with Cuentas to provide the service of payments from Cuentas Accountholders to Commercial Recipients in Mexico.

CITI-SAPI will make payments in real time or batch, in the name of the payee in Mexico based on the instructions received from CUENTAS and the Cuentas Accountholder originating the transaction from the Cuentas Mobile App.

Money will only be paid directly to the Commercial Recipient and will not be paid in cash to the Main Beneficiary, whose account in Mexico is being credited through this International Bill Pay Agreement.

CUENTAS and Master Agent will follow the instructions, addresses, account policies, payment authorizations and reconciliations of the respective Cuentas Accountholders and Main Beneficiaries.

CITI-SAPI’s transactional rates to Cuentas are confidential and as such, have been redacted in the attached agreement.

Item 9.01. Financial Statements and Exhibits

10.1	BILL PAYMENT PROCESSING AND PREPAYMENT OF ACCOUNTS AGENCY AGREEMENT dated as of November 27, 2020, by and between Cuentas Inc. and Corporación en Investigación Tecnológica e Informática, S.A.P.I. de C.V.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Dated: December 11, 2020	By:	/s/ Arik Maimon
Arik Maimon
Chief Executive Officer

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